SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2011

ONSTREAM MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

    000-22849                                                                65-0420146

(Commission File Number)                               (IRS Employer Identification Number)

   1291 SW 29 Avenue, Pompano Beach, Florida 33069

(Address of executive offices and Zip Code)

(954) 917-6655

(Registrant's Telephone Number, Including Area Code)

______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

We have received a letter from NASDAQ dated October 21, 2011 indicating that we have 180 calendar days, or until April 18, 2012, to regain compliance with Listing Rule 5550(a)(2), which is necessary in order to be eligible for continued listing on The NASDAQ Capital Market. The letter from NASDAQ indicated that our non-compliance with that rule resulted from the bid price of our common stock closing below $1.00 per share for the preceding thirty consecutive trading days. We may be considered compliant, subject to the NASDAQ staff’s discretion, if our common stock closes at $1.00 per share or more for a minimum of ten consecutive business days before the April 18, 2012 deadline. If we are not considered compliant by April 18, 2012, but meet all other initial listing criteria for The NASDAQ Capital Market, we will be granted an additional 180 calendar day compliance period.

We believe that we currently meet all of the other NASDAQ Listing requirements which we expect will give us up to a full year to regain compliance.  We remain confident that the market will reflect the value we are creating and the progress we have made in executing our growth strategy.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this document and elsewhere by Onstream Media are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward- looking statements include, but are not limited to fluctuations in demand; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Internet. Onstream Media undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Onstream Media Corporation's filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                           ONSTREAM MEDIA CORPORATION

                                                                           By: /s/ Robert E. Tomlinson

October 27, 2011

                                                                                 Robert E. Tomlinson, CFO